EX-99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Alex Depetris, President and Chief Executive Officer of db-X Exchange-Traded Funds Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 2, 2013	/s/ Alex Depetris
Alex Depetris
President and Chief Executive Officer

I, Michael Gilligan, Treasurer, Chief Financial Officer and Controller of db-X Exchange-Traded Funds Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 2, 2013	/s/ Michael Gilligan
Michael Gilligan
Treasurer, Chief Financial Officer and Controller